UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

eMagin Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 South Drive, Suite 201, Hopewell Junction, NY	12533
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (845) 838-7900

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	EMAN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As of October 16, 2023, eMagin Corporation (“eMagin” or the “Company”) has received all regulatory approvals required in connection with the previously announced Agreement and Plan of Merger, dated as of May 17, 2023 (the “Merger Agreement”), by and among the Company, Samsung Display Co., Ltd., a Korean corporation (“Parent” or “Samsung Display”), Emerald Intermediate, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Silk USA”), and Emerald Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Silk USA (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Silk USA. As a result, the closing conditions under the Merger Agreement in respect of (i) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) receipt of any other required governmental approvals or waivers thereof, including clearance from the Committee on Foreign Investment in the United States have been satisfied.

As of the date of this report, eMagin expects the Merger to close on October 18, 2023, or as soon as possible thereafter, subject to completion or waiver of the remaining customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on eMagin’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by eMagin and Parent, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of eMagin’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on eMagin’s business and general economic conditions; (iii) eMagin’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm eMagin’s business, including current plans and operations; (vii) the ability of eMagin to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting eMagin’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which eMagin operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect eMagin’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact eMagin’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as eMagin’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Definitive Proxy Statement filed with the Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on eMagin’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. eMagin does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2023	EMAGIN CORPORATION

	By:	/s/ Mark A. Koch
	Name:	Mark A. Koch
	Title:	Chief Financial Officer